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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2003



                             LANDSTAR SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                     021238                    06-1313069
 (State or other               (Commission             (I.R.S. Employer
  jurisdiction                 File Number)           Identification No.)
of incorporation)




              13410 Sutton Park Drive South, Jacksonville, Florida
                 (Address of principal executive offices)

                                     32224
                                   (Zip Code)


Registrant's telephone number, including area code    (904) 398-9400

                                      N/A
(Former name or former address, if changed since last report.)



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Item 7.  Financial Statement and Exhibits

        (c) Exhibits

            99.1    Press Release, dated April 17, 2003.

Item 9.  Regulation FD Disclosure

      The information included in this section is being furnished under this "Item 9" and "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

      On April 17, 2003, Landstar System, Inc. issued a press release announcing results for the first quarter of fiscal 2003. A copy of the press release is attached hereto as exhibit 99.1.

      The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.















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                                           EXHIBIT INDEX

      Exhibit            Description of Exhibit

      99.1               Press Release, dated April 17, 2003